UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 12, 2012

Gilead Sciences, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Lakeside Drive Foster City, California	94404
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 574-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

5-Year Revolving Credit Facility Credit Agreement

On January 12, 2012 (the “Closing Date”), Gilead Sciences, Inc., a Delaware corporation (“Parent”) and Gilead Biopharmaceutics Ireland Corporation, an Irish company (“Gilead Ireland”), as borrowers (the “Borrowers”) entered into a $1.25 billion 5-Year Revolving Credit Facility Credit Agreement (the “5-Year Revolving Credit Agreement”) with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “5-Year Revolving Administrative Agent”), certain other lenders parties thereto, Barclays Capital, as Syndication Agent, and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents. In connection with the 5-Year Revolving Credit Agreement, on the Closing Date, Parent entered into a Parent Guaranty Agreement (the “5-Year Guaranty”), in favor of the 5-Year Revolving Administrative Agent, guaranteeing the obligations of Gilead Ireland under the 5-Year Revolving Credit Agreement. The proceeds of the loans under the 5-Year Revolving Credit Agreement shall be used solely (i) to fund, in part, the acquisition of Pharmasset, Inc. (“Pharmasset”) by Royal Merger Sub II Inc., a Delaware corporation and indirect wholly-owned subsidiary of Parent (“Merger Sub II”), pursuant to the Agreement and Plan of Merger, dated November 21, 2011, among Parent, Pharmasset and Royal Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (the rights of which thereunder were assigned to Merger Sub II) (the “Pharmasset Acquisition”), (ii) to refinance the Existing Credit Agreement (defined below), (iii) to pay fees and expenses incurred in connection with the transactions contemplated under the 5-Year Revolving Credit Agreement and (iv) for working capital requirements and general corporate purposes of the Borrowers and their subsidiaries.

Under the 5-Year Revolving Credit Agreement, the Borrowers may borrow up to an aggregate of $1.25 billion in revolving credit loans. The 5-Year Revolving Credit Agreement also includes a $30 million swing line loan sub-facility and a $25 million letter of credit sub-facility. Parent borrowed $750 million under the 5-Year Revolving Credit Agreement on the Closing Date. Loans under the 5-Year Revolving Credit Agreement will bear interest at either (i) the Eurodollar Rate plus the Applicable Margin or (ii) the Base Rate plus the Applicable Margin, as defined in the 5-Year Revolving Credit Agreement.  The Borrowers may borrow amounts, and repay amounts, under the 5-Year Revolving Credit Agreement from time to time.

The 5-Year Revolving Credit Agreement will terminate and all amounts owing thereunder shall be due and payable on January 12, 2017. The Borrowers may reduce the commitments and may prepay loans under the 5-Year Revolving Credit Agreement in whole or in part at any time without premium or penalty upon notice to the 5-Year Revolving Administrative Agent.

Short-Term Revolving Credit Facility Credit Agreement

On the Closing Date, the Borrowers entered into a $750 million Short-Term Revolving Credit Facility Credit Agreement (the “Short-Term Revolving Credit Agreement”) with Bank of America, N.A., as Administrative Agent (the “Short-Term Revolver Administrative Agent”), certain other lenders parties thereto, Barclays Capital, as Syndication Agent, and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents. In connection with the Short-Term Revolving Credit Agreement, on the Closing Date, Parent entered into a Parent Guaranty Agreement (the “Short-Term Guaranty”, together with the 5-Year Guaranty, the “Guaranties”), in favor of the Short-Term Revolving Administrative Agent, guaranteeing the obligations of Gilead Ireland under the Short-Term Revolver Credit Agreement. The proceeds of the loans under the Short-Term Revolving Credit Agreement shall be used solely (i) to fund, in part, the Pharmasset Acquisition, (ii) to pay fees and expenses incurred in connection with the transactions contemplated under the Short-Term Revolving Credit Agreement and (iii) for working capital requirements and general corporate purposes of the Borrowers and their subsidiaries.

Under the Short-Term Revolving Credit Agreement, the Borrowers may borrow up to an aggregate of $750 million in revolving credit loans. Parent borrowed $400 million under the Short-Term Revolving Credit Agreement on the Closing Date.  Loans under the Short-Term Revolving Credit Agreement will bear interest at either (i) the Eurodollar Rate plus the Applicable Margin or (ii) the Base Rate plus the Applicable Margin, as defined in the Short-Term Revolving Credit Agreement.  The Borrowers may borrow amounts, and repay amounts, under the Short-Term Revolving Credit Agreement from time to time.

The Short-Term Revolving Credit Agreement will terminate and all amounts owing thereunder shall be due and payable on January 10, 2013; however, the Borrowers may request that the maturity date be extended until January 9, 2014. The Borrowers may reduce the commitments and may prepay loans under the Short-Term Revolving Credit Agreement in whole or in part at any time without premium or penalty upon notice to the Short-Term Revolver Administrative Agent.

Term Loan Facility Credit Agreement

On the Closing Date, Parent entered into a $1 billion Term Loan Facility Credit Agreement (the “Term Loan Credit Agreement”, and together with the 5-Year Revolving Credit Agreement and the Short-Term Revolving Credit Agreement, the “Credit Agreements”) with Bank of America, N.A., as Administrative Agent (the “Term Loan Administrative Agent”), certain other lenders parties thereto, Barclays Capital, as Syndication Agent, and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents. The proceeds of the loans under the Term Loan Credit Agreement shall be used solely to fund, in part, the Pharmasset Acquisition, including retiring existing debt of Pharmasset and paying fees and expenses of Parent in connection with the transactions contemplated by the Term Loan Credit Agreement.

Parent borrowed $1 billion under the Term Loan Credit Agreement on the Closing Date. Loans under the Term Loan Credit Agreement will bear interest at either (i) the Eurodollar Rate plus the Applicable Margin or (ii) the Base Rate plus the Applicable Margin, as defined in the Term Loan Credit Agreement.

All principal repayment installments under the Term Loan Credit Agreement will be due and payable as specified in the Term Loan Agreement, with the final principal installment payment due and payable on January 12, 2015. Parent may reduce the commitments and may prepay loans under the Term Loan Credit Agreement in whole or in part at any time without premium or penalty upon notice to the Term Loan Administrative Agent.  Amounts repaid under the Term Loan Credit Agreement cannot be reborrowed.

The Credit Agreements each contain customary representations, warranties, affirmative, negative and financial maintenance covenants and events of default.

The foregoing description of the Credit Agreements and the Guaranties is not complete and is qualified in its entirety by reference to such agreements, which are attached as Exhibit 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

On the Closing Date, the Borrowers fully prepaid the outstanding obligations under its $1.25 billion Five-Year Revolving Credit Agreement, dated as of December 18, 2007, by and among Bank of America, N.A., and certain other agents and lenders parties thereto (the “Existing Credit Agreement”), at which time the Existing Credit Agreement was terminated, subject to the survival of any provisions which by their terms survive the prepayment and the termination. The payment was in the amount of $25,405.62 for various fees.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1

5-Year Revolving Credit Facility Credit Agreement, dated as of January 12, 2012, among Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, certain other lenders parties thereto, Barclays Capital, as Syndication Agent, and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents.

10.2	Parent Guaranty Agreement (5-Year Revolving Credit Facility), dated as of January 12, 2012, by Gilead Sciences, Inc., as Guarantor, in favor of Bank of America, N.A., as Administrative Agent.
10.3
Short-Term Revolving Credit Facility Credit Agreement, dated as of January 12, 2012, among Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation, as Borrowers, Bank of America, N.A., as Administrative Agent, certain other lenders parties thereto, Barclays Capital, as Syndication Agent, and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents.

10.4	Parent Guaranty Agreement (Short-Term Revolving Credit Facility), dated as of January 12, 2012, by Gilead Sciences, Inc., as Guarantor, in favor of Bank of America, N.A., as Administrative Agent.
10.5
Term Loan Facility Credit Agreement, dated as of January 12, 2012, among Gilead Sciences, Inc., as Borrower, Bank of America, N.A., certain other lenders parties thereto, Barclays Capital, as Syndication Agent, and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.

By: s/ Robin L. Washington
Name: Robin L. Washington
Title: Senior Vice President and Chief Financial Officer

Dated: January 17, 2012

Exhibit Index

Exhibit Number	Description
10.1
5-Year Revolving Credit Facility Credit Agreement, dated as of January 12, 2012, among Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation, as Borrowers, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, certain other lenders parties thereto, Barclays Capital, as Syndication Agent, and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents.

10.2	Parent Guaranty Agreement (5-Year Revolving Credit Facility), dated as of January 12, 2012, by Gilead Sciences, Inc., as Guarantor, in favor of Bank of America, N.A., as Administrative Agent.
10.3
Short-Term Revolving Credit Facility Credit Agreement, dated as of January 12, 2012, among Gilead Sciences, Inc. and Gilead Biopharmaceutics Ireland Corporation, an Irish company, as Borrowers, Bank of America, N.A., as Administrative Agent, certain other lenders parties thereto, Barclays Capital, as Syndication Agent, and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents.

10.4	Parent Guaranty Agreement (Short-Term Revolving Credit Facility), dated as of January 12, 2012, by Gilead Sciences, Inc., as Guarantor, in favor of Bank of America, N.A., as Administrative Agent.
10.5
Term Loan Facility Credit Agreement, dated as of January 12, 2012, among Gilead Sciences, Inc., as Borrower, Bank of America, N.A., certain other lenders parties thereto, Barclays Capital, as Syndication Agent and Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Royal Bank of Canada and Wells Fargo Bank, N.A., as Co-Documentation Agents.